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                           ALCO STANDARD CORPORATION

                     LONG TERM INCENTIVE COMPENSATION PLAN

       1.  Purpose.  The Alco Standard Corporation Long-Term Incentive Plan is
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adopted effective October 1, 1994 for the purpose of motivating, recognizing and rewarding performance at the corporate, group and business unit levels which enhances long term shareholder value. The Plan has been designed and is intended to operate in a manner consistent with Alco Standard Corporation's decentralized operating philosophy and multitiered organizational structure.

        2.  Eligibility.  Participation in the Plan shall be limited to full-
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time key employees of Alco Standard Corporation ("Alco") and its subsidiaries
(collectively, the "Company").

        3.  Shares.  No more than 2,500,000 shares of common stock, no par
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value, of Alco ("Shares") may be issued under the Plan.  Shares subject to awards which have been forfeited pursuant to the terms of the Plan may again be awarded pursuant to the Plan.

        4.  Adjustments.  If the outstanding Shares are increased, decreased or
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exchanged for a different number or kind of shares or other securities, or if additional Shares or other property (other than ordinary cash dividends) are distributed with respect to such Shares or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin off, split off, or other distribution with respect to such Shares or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares that may be issued under the Plan and (ii) the number and kind of shares or other securities subject to then outstanding awards. No fractional shares will be issued under the Plan on account of any such adjustments.

        5.  Administration and Interpretation.  The Plan as it applies to
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participants who are executive officers of Alco shall be administered by a committee of the Board of Directors of Alco (the "Committee"), which shall consist of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3(c) under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and applicable regulations thereunder. The Committee may make such rules and establish such procedures as it deems appropriate for the administration of the Plan as it applies to executive officers. In the event of any disagreement as to the interpretation of the Plan or any rule or procedure thereunder, the decision of the Committee shall be final and binding upon all persons in interest.

        The Plan as it applies to participants who are not executive officers of Alco shall be administered by the Chief Executive Officer of Alco. The Chief Executive Officer may make such rules and establish such procedures as it deems appropriate for the administration of the Plan as it applies to non-executive officers. In the event of any disagreement as to the interpretation of the Plan or any rule or procedure thereunder, the decision of the Chief Executive Officer shall be final and binding upon all persons in interest.

          6.   Awards.  The Committee shall have the authority to make awards
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("Awards") under the Plan to any executive officer.  Awards may be made in the form of Shares, cash, stock options, or any other form which the Committee deems appropriate. At the time an Award is made, the Committee shall specify (i) the amount and form of the Award, (ii) the objective performance goals that must be met in order for the executive officer to receive all or any part of the Award and (iii) the time period within which the performance goals must be met ("Performance Period"). The performance goals specified by the Committee may relate to the performance of an executive officer's business unit or the performance of the Company as a whole, or to any combination of the foregoing. Measurements of performance may include stock price, sales, earnings per share, return on equity, return on assets, growth in assets, total shareholder return or such other objective performance goals as may be established by the Committee. The number of Awards, if any, made each year, the executive officers to whom and the time or times at which Awards are made, the amount or form of any Award, the performance goals applicable to each Award and the other terms and provisions of such Award shall be wholly within the discretion of the Committee, subject to the limit on the number of Shares described in Section 3.
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        The Chief Executive Officer shall have the authority to make awards
("Awards") under the Plan to any eligible non-executive officer. At the time an Award is made, the Chief Executive Officer shall specify (i) the amount and form of the Award, (ii) the objective performance goals that must be met in order for the employee to receive all or any part of the Award and (iii) the time period within which the performance goals must be met ("Performance Period"). The performance goals specified by the Chief Executive Officer may relate to the performance of an employee's business unit or the performance of the Company as a whole, or to any combination of the foregoing. Measurements of performance may include stock price, sales, earnings per share, return on equity, return on assets, growth in assets, total shareholder return or such other objective performance goals as may be established by the Chief Executive Officer. The number of Awards, if any, made each year, the employees to whom and the time or times at which Awards are made, the amount or form of any Award, the performance goals applicable to each Award and the other terms and provisions of such Award shall be wholly within the discretion of the Chief Executive Officer, subject to the limit on the number of Shares described in Section 3.

        7.  Certification; Forfeiture.  If the Committee or Chief Executive
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Officer (as applicable) shall certify, after the end of the Performance Period, that the applicable performance goals have been met, Alco shall cause such amount as is earned pursuant to the Award to be delivered to the employee, subject to valid income tax deferral under any of Alco's deferred compensation programs and/or reduction in the amount of the Award for tax withholding purposes. If the Committee or Chief Executive Officer (as applicable) does not so certify, the Award shall be forfeited. Unless otherwise determined by the Committee or Chief Executive Officer, an Award will be forfeited if the participant is not an employee of the Company on the last day of the Performance Period, subject to the provisions of Section 9 hereof.

        8.  Certificate.  Each Award shall be evidenced by an Award Certificate,
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which shall specify the amount and form of the Award, the Performance Period, and the applicable performance goals. In addition, the Committee or Chief Executive Officer, as applicable, may specify additional terms, not inconsistent with this Plan, by rules of general application or by specific direction in connection with a particular Award or group of Awards.

        9.  Termination of Employment -- Unless otherwise determined by the
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Committee or Chief Executive Officer, as applicable, an Award will be forfeited if the participant ceases to be a full-time active employee of Alco and its subsidiaries before the end of the Performance Period for any reason other than death or total disability. If the participant becomes totally disabled (as defined in Alco's Long-Term Disability Plan) or dies before the end of the Performance Period, the participant (or estate or legal heir) shall generally be entitled to receive a prorated Award (payable, if earned, after the end of the Performance Period). If the participant's full-time active employment terminates prior to the end of the Performance Period due to early retirement, voluntary or involuntary termination, demotion, transfer to part-time status, or for any reason other than disability or death, the Award will be forfeited.

   In the event the participant transfers to a position as a full-time active employee of another business unit within Alco prior to the end of the Performance Period, the Committee or Chief Executive Officer, as applicable, may make an adjustment in the amount of the Award, the Performance Period and/or performance goals associated with the Award, and/or may determine that the Award should be forfeited in part or its entirety. Any such adjustment is in the sole discretion of the Committee or Chief Executive Officer, as applicable. Before making any such adjustment for an executive officer, however, the Committee shall take into consideration the requirements of Section 162(m) of the Internal Revenue Code and the applicable regulations thereunder.

        10.  Common Stock Subject to Award.  Any Shares issued pursuant to an
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Award may be unissued shares or treasury shares, including shares bought on the open market.

        11.  Rights of Participant in Shares.  A participant shall not be deemed
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to be the holder of, or to have the rights of a holder with respect to, any
Shares subject to an Award unless and until a stock certificate representing such Shares is issued to such participant.
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        12.  Tax Withholding.  At the election of the employee, the Company
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shall reduce and withhold the amount which becomes deliverable pursuant to the
Award by up to fifty percent of such amount and shall apply the amount withheld to applicable federal, state, city, non-U.S. and other taxes required to be withheld by the Company pursuant to any statutes or other governmental regulation or ruling.

        13.  Nonassignment.  Any Award and the rights and privileges conferred
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hereby shall not be transferred, assigned, pledged or hypothecated in any way
(whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process.

        14.  Plan and Award Not to Affect Employment, Neither this Plan nor any
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Award shall confer upon any employee any right to continue in the employ of the
Company.

        15.  Amendment of Plan.  The Board of Directors of Alco may terminate
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the Plan or make such amendments to the Plan as it deems necessary or advisable, provided, however, that unless otherwise required by law, no such amendment may impair the rights of any participant under any Award previously granted without such participant's consent.

        16.  Successors.  The Plan shall be binding upon and inure to the
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benefit of any successor, successors or assigns of Alco.

        17.  Severability.  If any part of the Plan shall be determined to be
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invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of the Plan which shall continue in full force and effect.

        18.  Governing Law.  The Plan and actions taken in connection herewith
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shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        19.  Construction.  Wherever any words are used in the Plan in the
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masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

        20.  Liability of Plan Administrators, No administrator of the Plan
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shall be liable, in the absence of bad faith or willful misconduct, for any act or omission with respect to administration of the Plan. Service as a Plan Administrator, whether on the Committee or as Chief Executive Officer, shall constitute service as a director of the Company so that the plan administrators named herein shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its Code of Regulations.

        21.  Other Benefits.  Neither the receipt of an Award nor the delivery
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of cash, stock options, Shares, or any other amounts pursuant to an Award shall be deemed compensation for purposes of computing benefits under any retirement plan nor affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

        22.  Costs.  Unless otherwise determined by the Board of Directors, the
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Company shall bear all expenses incurred in administering the Plan, including expenses of issuing Shares or granting stock options pursuant to an Award.

        23.  Effective Date.  The Plan shall be effective October 1, 1992.
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        24.  Termination of the Plan.  No Award shall be made after
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September 30, 2004. However, Awards made prior to such date shall continue to be governed in accordance with the terms of the Plan and participants shall be entitled to receive payment for such Awards under the terms of the Plan.